Exhibit 10.1

SUBSCRIPTION AGREEMENT

Date: July 31, 2025

NexGel, Inc.

2150 Cabot Blvd West, Suite B

Langhorne, Pennsylvania 19047

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms its agreement with NexGel, Inc., a Delaware corporation (the “Company”), as follows:

1.	This Subscription Agreement, including the Investor Information attached hereto as Annex A (collectively, this “Agreement”), is made as of the date set forth below between the Company and the Investor.

2.	The Company has authorized the sale and issuance to the Investor and certain other investors of up to an aggregate of $950,000 shares of Common Stock (as defined below) (the “Shares”) and a warrant to purchase shares of Common Stock in the form of Common Stock Purchase Warrant and have a term of five (5) years attached hereto as Annex B (the “Warrant”). For the purposes of this Agreement, “Common Stock” means the common stock of the Company, par value $.001 per share.

3.	The offering and sale of the Shares (the “Shares Offering”) are being made pursuant to (A) an effective Registration Statement on Form S-3 (File No. 333-264282), including the prospectus contained therein (the “Base Prospectus”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on May 26, 2023, and (B) a Prospectus Supplement (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Shares and the terms of the Shares Offering and information that may be material to the Company and its securities that was delivered to the Investor and will be filed with the Commission. The Prospectus, together with the documents incorporated by reference therein, are collectively referred to herein as the “Disclosure Package.”

For the avoidance of doubt, neither the Registration Statement nor the Prospectus register the sale of the Warrants or the shares of Common Stock issuable upon the exercise of the Warrants (the “Warrant Shares”) to the Investor. The Warrants and Warrant Shares are being offered and sold by the Company to the Investor pursuant to an exemption from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), contained in Section 4(a)(2) thereof as to the Pre-Funded Warrants, Warrants and Warrant Shares.

4.	The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Disclosure Package, which includes pricing and other information regarding the Shares Offering , prior to or in connection with the receipt of this Agreement and is relying only on such information and documents in making its decision to purchase the Shares.

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5.	The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the number of Shares set forth on the signature page below for the aggregate purchase price set forth below on the signature page below, with the purchase price being paid via wire transfer pursuant to the instructions attached hereto on Annex C.

The number of the Shares sold and issued to the Investor shall be equal to the “Aggregate Allocated Dollar Subscription Amount” (as set forth on the signature page hereto) divided by the “Per Share Purchase Price” (as set forth on the signature page hereto). The number of Warrant Shares underlying the Warrant shall be equal to 50% of the Shares purchased by the Investor with an exercise price equal to $4.25, subject to adjustment as described therein.

6.	The Investor hereby represents and warrants to the Company as of the date this Agreement was executed by the Investor the following:

(a) The Investor understands that the Warrants and the Warrant Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law in reliance on the availability of an exemption from such registration and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

(b) At the time the Investor was offered the Shares and that Warrants, it was, and as of the date hereof it is, and on each date on which it exercises the Warrants, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8) or (a)(9) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such investor is a sophisticated investor, with sufficient knowledge and experience in investing in private equity transactions to properly evaluate the risks and merits of its purchase of the Warrants and Warrant Shares.

(c) The Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Investor is able to bear the economic risk of an investment in the Shares and the Warrants and, at the present time, is able to afford a complete loss of such investment.

(d) The Investor did not learn of the investment in the Securities as a result of any general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including, without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine, website, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which the Investor was invited by any of the foregoing means of communications.

7.	This Agreement will involve no obligation or commitment of any kind until this Agreement is accepted and countersigned by or on behalf of the Company.

8.	The Company agrees to register the Warrants and the Warrant Shares under the Securities Act no later than November 30, 2025.

8.	This Agreement, including Annex A, B, C and the exhibit hereto, constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another.

[Signature Page Follows]

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Investor’s Aggregate Allocation Requested Dollar Subscription Amount: $[●]

Allocation:

Aggregate Allocated Dollar Subscription Amount: $[●]

Per Share Purchase Price: $[●]

Number of Shares of Being Purchased: [●]

Number of Warrant Shares underlying the Warrant: [●]

(NOTE:

(“Number of the Shares Being Purchased” is equal to the “Aggregate Allocated Dollar Subscription Amount” divided by the “Per Share Purchase Price” and the “Number of Warrant Shares underlying the Warrant” is equal to 50% of the “Number of Shares Being Purchased”)

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated ___________________

INVESTOR

By:
Name:
Title:

Address: ________________________________________

Agreed and Accepted
Date:__________________________

NEXGEL, INC.

By:
Name:	Adam Levy
Title:	Chief Executive Officer

[Signature Page to Subscription Agreement]

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ANNEX A

NEXGEL, INC.

INVESTOR INFORMATION

Please provide us with the following information:

1.	The exact name that your shares of Common Stock are to be registered in (name must match the originating bank account information):

2.	Investor Social Security Number or Tax Identification Number:

3.	Provide a completed, executed Form W-9. A blank copy of a Form W-9 has been provided.

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ANNEX B

NEXGEL, INC.

FORM OF COMMON STOCK PURCHASE WARRANT

[attached]

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ANNEX C

NEXGEL, INC.

WIRE TRANSFER INSTRUCTIONS

[insert]

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